Long-term assets	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Long-term assets	Long-term assetsIntangible assets Millicom’s intangible assets mainly consist of goodwill arising from acquisitions, customer lists acquired through acquisitions, licenses and rights to operate and use spectrum.Accounting for intangible assets
Intangible assets acquired in business acquisitions are initially measured at fair value at the date of acquisition, and those which are acquired separately are measured at cost. Internally generated intangible assets, excluding capitalized development costs, are not capitalized but expensed to the statement of income in the expense category consistent with the function of the intangible assets. Subsequently intangible assets are carried at cost, less any accumulated amortization and any accumulated impairment losses.
Intangible assets with finite useful lives are amortized over their estimated useful economic lives using the straight-line method and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortization period and the amortization method for intangible assets with finite useful lives are reviewed at least at each financial year end. Changes in expected useful lives or the expected beneficial use of the assets are accounted for by changing the amortization period or method, as appropriate, and treated as changes in accounting estimates.
Amortization expense on intangible assets with finite lives is recognized in the consolidated statement of income in the expense category consistent with the function of the intangible assets.
Goodwill
Goodwill represents the excess of cost of an acquisition over the Group’s share in the fair value of identifiable assets less liabilities and contingent liabilities of the acquired subsidiary, at the date of the acquisition. If the fair value or the cost of the acquisition can only be determined provisionally, then goodwill is initially accounted for using provisional values. Within 12 months of the acquisition date, any adjustments to the provisional values are recognized. This is done when the fair values and the cost of the acquisition have been finally determined. Adjustments to provisional fair values are made as if the adjusted fair values had been recognized from the acquisition date. Goodwill on acquisition of subsidiaries is included in intangible assets, net. Goodwill on acquisition of joint ventures or associates is included in investments in joint ventures and associates. Following initial recognition, goodwill is measured at cost, less any accumulated impairment losses. Gains or losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.
Where goodwill forms part of a cash-generating unit (or group of cash-generating units) and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed of in this manner is measured, based on the relative values of the operation disposed and the portion of the cash-generating unit retained.
Licenses
Licenses are recorded at either historical cost or, if acquired in a business combination, at fair value at the date of acquisition. Cost includes cost of acquisition and other costs directly related to acquisition and retention of licenses over the license period. These costs may include up-front and deferred payments as well as estimates related to fulfillment of terms and conditions related to the licenses such as service or coverage obligations, especially when there is a clear objective evidence that the cost of fulfilling these obligations will be significantly onerous for the Group.
Licenses have a finite useful life and are carried at cost less accumulated amortization and any accumulated impairment losses. Amortization is calculated using the straight-line method to allocate the cost of the licenses over their estimated useful lives.
The terms of licenses, which have been awarded for various periods, are subject to periodic review for, among other things, rate setting, frequency allocation and technical standards. Licenses are initially measured at cost and are amortized from the date the network is available for use on a straight-line basis over the license period. Licenses held, subject to certain conditions, are usually renewable and generally non-exclusive. When estimating useful lives of licenses, renewal periods are included only if there is evidence to support renewal by the Group without significant cost.
Trademarks and customer lists
Trademarks and customer lists are recognized as intangible assets only when acquired or gained in a business combination. Their cost represents fair value at the date of acquisition. Trademarks and customer lists have indefinite or finite useful lives. Trademarks and customer lists used by the Group for its own activities are unlikely to generate largely independent cash inflows and therefore are tested for impairment annually together with other assets at each cash-generating unit level. Finite useful life trademarks are carried at cost, less accumulated amortization. Amortization is calculated using the straight-line method to allocate the cost of the trademarks and customer lists over their estimated useful lives. The estimated useful lives for trademarks and customer lists are based on specific characteristics of the market in which they exist. Trademarks and customer lists are included in Intangible assets, net.
Estimated useful lives are:

Years
Estimated useful lives
Trademarks	1 to 15
Customer lists	4 to 20
Programming and content rights
Programming and content master rights which are purchased or acquired in business combinations which meet certain criteria are recorded at cost as intangible assets. The rights must be exclusive, related to specific assets which are sufficiently developed, and probable to bring future economic benefits and have validity for more than one year. Cost includes consideration paid or payable and other costs directly related to the acquisition of the rights, and are recognized at the earlier of payment or commencement of the broadcasting period to which the rights relate.
Programming and content rights capitalized as intangible assets have a finite useful life and are carried at cost, less accumulated amortization and any accumulated impairment losses. Amortization is calculated using the straight-line method to allocate the cost of the rights over their estimated useful lives.
Non-exclusive and programming and content rights for periods less than one year are expensed over the period of the rights.
Indefeasible rights of use
There is no universally-accepted definition of an indefeasible rights of use (IRU). These agreements come in many forms. However, the key characteristics of a typical arrangement include:
•    The right to use specified network infrastructure or capacity;
•    For a specified term (often the majority of the useful life of the relevant assets);
•    Legal title is not transferred;
•    A number of associated service agreements including operations and maintenance (O&M) and co-location agreements. These are typically for the same term as the IRU; and
•    Any payments are usually made in advance.
IRUs are accounted for either as a lease, or service contract based on the substance of the underlying agreement.
IRU arrangements will qualify as a lease if, and when:
•    The purchaser has an exclusive right for a specified period and has the ability to resell (or sublet) the capacity; and
•    The capacity is physically limited and defined; and
•    The purchaser bears all costs related to the capacity (directly or not) including costs of operation, administration and maintenance; and
•    The purchaser bears the risk of obsolescence during the contract term.
If all of these criteria are not met, the IRU is treated as a service contract.
An IRU of network infrastructure (cables or fiber) is accounted for as a right of use asset (see E.3.), while capacity IRU (wavelength) is accounted for as an intangible asset.
The costs of an IRU recognized as service contract is recognized as prepayment and amortized in the statement of income as incurred over the duration of the contract.Impairment of non-financial assets
At each reporting date Millicom assesses whether there is an indication that a non-financial asset may be impaired. If any such indication exists, or when annual impairment testing for a non-financial asset is required, an estimate of the asset’s recoverable amount is made. The recoverable amount is determined based on the higher of its fair value less cost to sell, and its value in use, for individual assets, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.
Where the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. Where no comparable market information is available, the fair value, less cost to sell, is determined based on the estimated future cash flows discounted to their present value using a discount rate that reflects current market conditions for the time value of money and risks specific to the asset. The foregoing analysis also evaluates the appropriateness of the expected useful lives of the assets. Impairment losses related to assets of continuing operations are recognized in the consolidated statement of income in expense categories consistent with the function of the impaired asset.
At each reporting date an assessment is made as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. Other than for goodwill, a previously recognized impairment loss is reversed if there has been a change in the estimate used to determine the asset’s recoverable amount since the last impairment loss was recognized. If so, the carrying amount of the asset is increased to its recoverable amount. The increased amount cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in profit or loss.
After such a reversal, the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.Movements in intangible assets In December 2019, Tigo Colombia participated in an auction launched by the Ministerio de Tecnologias de la Informacion y las Comunicaciones (MINTIC), and acquired licenses granting the right to use a total of 40 MHz in the 700 MHz band. The 20-year license will expire in 2040. As a result of this auction,Tigo Colombia has strengthened its spectrum position, which also includes 55 MHz in the 1900 band and 30 MHz of AWS. Tigo Colombia agreed to a total notional consideration of COP 2.45 billion (equivalent to approximately $615 million using the December 31, 2021 exchange rate), of which approximately 55% is payable in cash and 45% in coverage obligations to be met by 2025.
An initial payment of approximately $33 million was made in 2020, with the remainder payable in 12 annual installments beginning in 2026 and ending in 2037. The 55% cash portion bears interest at the Colombia-10 years Treasury Bond rate. In April and May 2020, local management received permission to operate 40 Mhz in the 700 MHz band and accounted for the spectrum as an Intangible asset at an amount of $388 million corresponding to the net present value of the future payments, plus other costs directly attributable to this acquisition. The related future interest commitments will be recognized as interest expense over the next 17 years. The remaining 45% consideration due as coverage obligations are currently being estimated and will be recognized in the statement of financial position as incurred.
Movements in intangible assets in 2021

	Goodwill	Licenses	Customer Lists	IRUs	Trademark	Other (i)	Total
	(US$ millions)
Opening balance, net	1,659	870	423	86	77	289	3,403
Change in scope (see note A.1.2.)	3,257	319	91	6	848	25	4,546
Additions	—	29	—	—	—	135	164
Amortization charge	—	(82)	(56)	(14)	(67)	(100)	(320)
Impairment	—	—	—	—	—	(1)	(1)
Disposals, net	—	—	—	—	—	(1)	(1)
Transfers	—	—	—	2	1	46	49
Exchange rate movements	(32)	(67)	(1)	(5)	—	(15)	(121)
Closing balance, net	4,884	1,070	456	75	858	379	7,721
Cost or valuation	4,884	1,728	1,251	210	1,189	1,059	10,322
Accumulated amortization and impairment	—	(658)	(795)	(135)	(331)	(681)	(2,600)
Net	4,884	1,070	456	75	858	379	7,721

Movements in intangible assets in 2020

	Goodwill	Licenses	Customer Lists	IRUs	Trademark	Other (i)	Total
	(US$ millions)
Opening balance, net	1,684	468	470	107	183	282	3,195
Additions	—	421	—	—	—	99	520
Amortization charge	—	(71)	(44)	(13)	(106)	(84)	(318)
Impairment	—	—	—	—	—	—	—
Disposals, net	—	—	—	14	—	—	13
Transfers	—	3	—	(18)	—	(1)	(16)
Transfer to/from held for sale	—	—	—	—	—	—	—
Exchange rate movements	(26)	49	(3)	(3)	—	(8)	10
Closing balance, net	1,659	870	423	86	77	289	3,403
Cost or valuation	1,659	1,305	630	196	323	840	4,953
Accumulated amortization and impairment	—	(435)	(207)	(111)	(246)	(550)	(1,550)
Net	1,659	870	423	86	77	289	3,403
(i)    Other includes mainly software costsCash used for the purchase of intangible assets
Cash used for intangible asset additions

	2021	2020	2019
	(US$ millions)
Additions	164	520	202
Change in accruals and payables for intangibles	(29)	(315)	(32)
Cash used for additions	135	202	171
Goodwill and indefinite useful life trademarks
Allocation of Goodwill to cash generating units (CGUs)

	2021	2020
	(US$ millions)
Guatemala (see note A.1.2.)	3,258	—
Panama (see note A.1.2.)	907	907
El Salvador	194	194
Costa Rica	110	115
Paraguay	47	47
Colombia	149	173
Tanzania	12	12
Nicaragua (see note A.1.2)	203	207
Bolivia	3	3
Total	4,884	1,659

Allocation of indefinite useful life trademarks to cash generating units (CGUs)

	2021	2020
	(US$ millions)
Guatemala	848	—
Tanzania	10	10
Total	858	10
Impairment testing of goodwill and indefinite useful life trademarks
Goodwill and indefinite useful life trademarks from CGUs are tested for impairment at least once a year and more frequently if events or changes in circumstances indicate that the carrying value may be impaired. Impairment losses on goodwill are not reversed.
Goodwill arising on business combinations is allocated to each of the Group’s CGUs or groups of CGUs that are expected to benefit from the synergies of the combination, irrespective of whether other assets or liabilities of the Group are assigned to those units or groups of units. Each unit or group of units to which the goodwill is allocated:
•    Represents the lowest level within the Group at which the goodwill is monitored for internal management purposes; and
•    Is not larger than an operating segment.
Impairment is determined by assessing the value-in-use and, if appropriate, the fair value less costs to sell of the CGU (or group of CGUs), to which goodwill relates.
Impairment testing at December 31, 2021
Goodwill and indefinite useful life trademarks were tested for impairment by assessing the recoverable amount against the carrying amount of the CGU based on discounted cash flows. The recoverable amounts are based on value-in-use. The value-in-use is determined based on the method of discounted cash flows. The cash flow projections used (operating profit margins, income tax, working capital, capex and license renewal cost) are extracted from business plans approved by management and presented to the Board, covering a fifteen-year planning horizon. The Group uses a fifteen-year planning horizon to obtain a stable business outlook, in particular due to the long investment cycles in the industry and the long-term planned and expected investments in licenses and spectrum. Cash flows beyond this period are extrapolated using a perpetual growth rate. When value-in-use results are lower than the carrying values of the CGUs, management determines the recoverable amount by using the fair value less cost of disposal (FVLCD) of the CGUs. FVLCD is usually determined by using recent offers received from third parties (Level 1).
For the year ended December 31, 2021, management concluded that no impairment should be recorded in the Group consolidated financial statements.
Impairment testing at December 31, 2020
For the year ended December 31, 2020, management concluded that no impairment should be recorded in the Group consolidated financial statements.
Key assumptions used in value in use calculations

The process of preparing the cash flow projections considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs. Therefore, a growth target is defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. The foregoing forecasts could differ from the results obtained through time; however, the Company prepares its estimates based on the current situation of each of the CGUs. Relevance of budgets used for the impairment test is also reviewed annually, with management performing regressive analysis between actual figures and budget/Long Range Plans (LRPs) used for previous year impairment test.
The cash flow projections for all CGUs is most sensitive to the following key assumptions:
•EBITDA margin is determined by dividing EBITDA by total revenues.
•CAPEX intensity is determined by dividing CAPEX by total revenues.
•Perpetual growth rate does not exceed the countries' GDP.
•Weighted average cost of capital (“WACC”) is used to discount the projected cash flows.
The most significant estimates used for the 2021 and 2020 impairment test are shown below:

CGU	Average EBITDA margin (%) (i)		Average CAPEX intensity (%) (i)		Perpetual growth rate (%)		WACC rate after tax (%)
	2021	2020	2021	2020	2021	2020	2021	2020
Bolivia	42.7	39.2	16.6	16.8	1.0	1.0	11.6	11.5
Colombia	36.1	35.7	17.4	17.7	2.0	2.0	8.9	8.3
Costa Rica	35.5	32.9	15.1	17.8	2.0	2.0	11.1	12.1
El Salvador	39.3	35.4	12.9	14.0	1.0	1.0	14.7	13.8
Nicaragua (see note A.1.2)	45.9	45.6	16.0	15.9	3.0	3.0	12.5	13.8
Panamá (see note A.1.2)	47.0	48.2	17.2	17.5	1.0	1.0	7.0	7.6
Paraguay	42.6	44.3	15.4	15.6	1.0	1.0	8.3	8.4
Guatemala	54.7	53.2	12.3	12.4	1.0	1.0	8.4	8.6
Tanzania	38.0	39.5	12.5	11.7	1.0	1.0	13.2	13.8

(i) Average is computed over the period covered by the plan.

Sensitivity analysis to changes in assumptions

Management performed a sensitivity analysis on key assumptions within the test. The following maximum increases or decreases, expressed in percentage points, were considered for all CGUs:

Reasonable changes in key assumptions (%)
Financial variables
WACC rates	+/-1
Perpetual growth rates	+/-1
Operating variables
EBITDA margin	+/-2
CAPEX intensity	+/-1
The sensitivity analysis shows a comfortable headroom between the recoverable amounts and the carrying values for all CGUs at December 31, 2021.
Property, plant and equipmentAccounting for property, plant and equipment
Items of property, plant and equipment are stated at either historical cost less accumulated depreciation and accumulated impairment. Historical cost includes expenditure that is directly attributable to acquisition of items. The carrying amount of replaced parts is derecognized.
Depreciation is calculated using the straight-line method over the shorter of the estimated useful life of the asset and the remaining life of the license associated with the assets, unless the renewal of the license is contractually possible.

Estimated useful lives	Duration
Buildings	Up to 40 years
Networks (including civil works)	5 to 15 years
Other	2 to 7 years
The carrying values of property, plant and equipment are reviewed for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable. The assets’ residual value and useful life is reviewed, and adjusted if appropriate, at each statement of financial position date. An asset’s carrying amount is written down immediately to its recoverable amount if its carrying amount is greater than its estimated recoverable amount.
Construction in progress consists of the cost of assets, labor and other direct costs associated with property, plant and equipment being constructed by the Group, or purchased assets which have yet to be deployed. When the assets become operational, the related costs are transferred from construction in progress to the appropriate asset category and depreciation commences.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. Ongoing routine repairs and maintenance are charged to the statement of income in the financial period in which they are incurred.
Costs of major inspections and overhauls are added to the carrying value of property, plant and equipment and the carrying amount of previous major inspections and overhauls is derecognised.
Equipment installed on customer premises which is not sold to customers is capitalized and amortized over the customer contract period.
A liability for the present value of the cost to remove an asset on both owned and leased sites (for example cell towers) and for assets installed on customer premises (for example set-top boxes), is recognized when a present obligation for the removal exists. The corresponding cost of the obligation is included in the cost of the asset and depreciated over the useful life of the asset, or lease period if shorter.
Borrowing costs that are directly attributable to the acquisition or construction of a qualifying asset are capitalized as part of the cost of that asset when it is probable that such costs will contribute to future economic benefits for the Group and the costs can be measured reliably.
Movements in tangible assets
Movements in tangible assets in 2021

	Network Equipment (ii)	Land and Buildings	Construction in Progress	Other(i)	Total
	(US$ millions)
Opening balance, net	2,175	185	308	87	2,755
Change in scope (see note A.1.2.)	494	9	29	11	543
Additions	30	—	752	4	787
Impairments/reversal of impairment, net	—	—	(3)	(1)	(4)
Disposals, net	(10)	—	(4)	—	(14)
Depreciation charge	(651)	(16)	—	(73)	(739)
Asset retirement obligations	31	1	—	—	32
Transfers	572	5	(646)	41	(28)
Transfer from/(to) assets held for sale (see note E.4)	—	—	—	—	—
Exchange rate movements	(115)	(10)	(6)	(2)	(133)
Closing balance, net	2,527	175	429	68	3,198
Cost or valuation	8,373	333	429	390	9,524
Accumulated amortization and impairment	(5,846)	(158)	—	(322)	(6,326)
Net at December 31, 2021	2,527	175	429	68	3,198

Movements in tangible assets in 2020

	Network equipment	Land and buildings	Construction in progress	Other(i)	Total
	(US$ millions)
Opening balance, net	2,212	206	355	127	2,899
Change in Scope	—	—	—	—	—
Additions	31	—	606	11	649
Impairments/reversal of impairment, net	—	—	—	—	—
Disposals, net	31	(2)	(2)	(41)	(13)
Depreciation charge	(644)	(22)	—	(83)	(749)
Asset retirement obligations	17	2	—	—	19
Transfers	588	5	(644)	75	24
Transfers from/(to) assets held for sale (see note E.4.)	1	1	—	—	3
Exchange rate movements	(62)	(5)	(8)	(2)	(77)
Closing balance, net	2,175	185	308	87	2,755
Cost or valuation	6,423	329	308	407	7,466
Accumulated amortization and impairment	(4,248)	(144)	—	(320)	(4,711)
Net at December 31, 2020	2,175	185	308	87	2,755
(i)    Other mainly includes office equipment and motor vehicles.
Borrowing costs capitalized for the years ended December 31, 2021, 2020 and 2019 were not significant.Cash used for the purchase of tangible assets
Cash used for property, plant and equipment additions

	2021	2020	2019
	(US$ millions)
Additions	787	649	719
Change in advances to suppliers	(6)	(4)	1
Change in accruals and payables for property, plant and equipment	(40)	(22)	17
Other	(1)	(1)	(1)
Cash used for additions	740	622	736
Right of use assets
Right-of-use assets are measured at cost comprising the following:
•the amount of the initial measurement of lease liability
•any lease payments made at or before the commencement date less any lease incentives received
•any initial direct costs, and
•restoration costs
Refer to note C.4. for further details on lease accounting policies.
Movements in right of use assets in 2021

Right-of-use assets	Land and buildings	Sites rental	Tower rental	Other network equipment	Capacity	Other	Total
	(US$ millions)
Opening balance, net	147	93	607	31	14	2	895
Change in scope (see note A.1.2.)	16	107	48	3	—	13	187
Additions	37	14	53	—	—	1	106
Modifications	14	8	3	1	—	(1)	25
Impairments	(1)	—	—	—	—	—	(1)
Disposals	(2)	(2)	(2)	(1)	—	—	(7)
Depreciation	(36)	(22)	(81)	(4)	(1)	(2)	(145)
Asset retirement obligations	1	—	—	—	—	—	—
Transfers	—	4	(17)	(5)	(1)	—	(18)
Exchange rate movements	(9)	(1)	(24)	—	—	—	(34)
Closing balance, net	169	201	587	25	12	13	1,008
Cost of valuation	254	317	908	40	17	21	1,557
Accumulated depreciation and impairment	(85)	(116)	(320)	(14)	(5)	(8)	(549)
Net at 31 December 2021	169	201	587	25	12	13	1,008
Assets held for sale If Millicom decides to sell subsidiaries, investments in joint ventures or associates, or specific non-current assets in its businesses, these items qualify as assets held for sale if certain conditions are met and necessary regulatory approvals obtained.Classification of assets held for sale Non-current assets (or disposal groups) are classified as assets held for sale and stated at the lower of carrying amount and fair value less costs to sell if their carrying amount is expected to be recovered principally through sale, not through continuing use. Liabilities of disposal groups are classified as Liabilities directly associated with assets held for sale.Millicom’s assets held for sale
The following table summarizes the nature of the assets and liabilities reported under assets held for sale and liabilities directly associated with assets held for sale as at December 31, 2021 and 2020:

	December 31,
	2021	2020
	(US$ millions)
Assets and liabilities reclassified as held for sale ($ millions)
Towers Colombia (see note E.4.1.)	—	1
Towers El Salvador (see note E.4.1.)	—	—
Towers Zantel	—	—
Total assets of held for sale	—	1
Total liabilities directly associated with assets held for sale	—	—
Net assets held for sale / book value	—	1
In accordance with IFRS 5 and as further explained in Note A.1.3. , financial information relating to discontinued operations for the years ended December 31, 2021, 2020 and 2019 is set out below. Figures shown below are after intercompany eliminations.
Results from discontinued operations

	December 31
	2021	2020	2019
	(US$ millions)
Revenue	—	—	50
Cost of sales	—	—	(14)
Operating expenses	—	(4)	(2)
Other expenses linked to the disposal of discontinued operations	—	(9)	(10)
Depreciation and amortization	—	—	(11)
Other operating income (expenses), net	—	—	—
Gain/(loss) on disposal of discontinued operations	—	—	74
Operating profit (loss)	—	(12)	88
Interest income (expense), net	—	—	(2)
Other non-operating (expenses) income, net	—	—	—
Profit (loss) before taxes	—	(12)	86
Credit (charge) for taxes, net	—	—	(2)
Net profit/(loss) from discontinuing operations	—	(12)	84
Cash flows from discontinued operations

	December 31
	2021	2020	2019
	(US$ millions)
Cash from (used in) operating activities, net	—	—	(8)
Cash from (used in) investing activities, net	—	—	5
Cash from (used in) financing activities, net	—	—	7